                               SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.   )

     Filed by the Registrant[x]
     Filed by a Party other than the Registrant[ ]
     Check the appropriate box:
     [x]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                  --------------------------------------------------
                              AMERICAN AADVANTAGE FUNDS
                  --------------------------------------------------
                              AMERICAN AADVANTAGE FUNDS

     Payment of Filing Fee (Check the appropriate box):
     [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.
          1)   Title of each class of securities to which transaction applies:

          -------------------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

          -------------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------------

     1 Set forth the amount on which the filing fee is calculated and state how it was determined.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

          -------------------------------------------------

          2)  Form, Schedule or Registration Statement No.:

          -------------------------------------------------

          3)  Filing Party:

          -------------------------------------------------

          4)  Date Filed:

          -------------------------------------------------

                               SCHEDULE 14A INFORMATION


     AMERICAN AADVANTAGE BALANCED FUND
     AMERICAN AADVANTAGE GROWTH AND INCOME FUND
     AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
       Each a series of the AMERICAN AADVANTAGE FUNDS

     AMERICAN AADVANTAGE BALANCED MILEAGE FUND
     AMERICAN AADVANTAGE GROWTH AND INCOME MILEAGE FUND
     AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND
       Each a series of the AMERICAN AADVANTAGE MILEAGE FUNDS
                                                               February 16, 1996


     Dear Shareholder:

              The above Funds will be holding a combined special meeting of shareholders on March 14, 1996. A notice of the meeting, proxy statement and proxy card(s) are enclosed.

              The proxy statement explains each proposal in detail. Please read it carefully. The proposals are summarized as follows:

              . Shareholders of the Balanced Fund, the Growth and Income Fund, the Balanced Mileage Fund, the Growth and Income Mileage Fund and their corresponding portfolios will be asked to approve new Investment Advisory Agreements between AMR Investment Services, Inc. ("Manager") and Brandywine Asset Management and between the Manager and Boatmen's Trust Company.

              . Shareholders of the International Equity Fund, the International Equity Mileage Fund and their corresponding portfolio will be asked to approve a new Investment Advisory Agreement between the Manager and Rowe Price-Fleming.

                      Approving these additional advisers will increase the Funds' flexibility to add or replace an existing adviser, should the need arise in the future.

              . You will be asked to approve a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the Funds and their corresponding portfolios without shareholder approval.

                      The Funds currently seek their investment objectives by investing all of their investable assets in corresponding portfolios of the AMR Investment Services Trust -- the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") -- which have investment objectives identical to the corresponding Funds.

                      Each Fund and its Portfolio uses a multi-manager approach to portfolio investing, which means that its assets are allocated to several portfolio managers to provide diversification and to reduce the possible impact of any one adviser's sub-par performance on the performance of the Fund or Portfolio. Pending approval by the Securities and Exchange Commission and by the shareholders of the Funds and the Portfolios, this proposal would permit each Fund and Portfolio to hire new subadvisers and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Funds and the Portfolios would have greater flexibility in choosing managers and they would save the potentially considerable expense and effort involved in holding shareholder meetings and soliciting proxies.

              The shareholders also will be asked to authorize the Funds to vote at the meeting of Portfolio investors and to obtain voting instructions with respect thereto. The Funds will cast their votes on the matters discussed in the enclosed Proxy Statement in the same proportion as the votes cast by the Funds' shareholders at the meeting.

              Please vote promptly by signing, dating and returning your Proxy Card(s). Should you have any questions about the proposals, please do not hesitate to contact us. Thank you for your cooperation and support.

                                                Sincerely,


                                                William F.  Quinn
                                                President

     If you own shares in more than one Trust, you will receive more than one proxy card. Please be certain to vote each proxy card you receive.

                              AMERICAN AADVANTAGE FUNDS
                          AMERICAN AADVANTAGE MILEAGE FUNDS

                 NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

     TO THE SHAREHOLDERS OF:

     AMERICAN AADVANTAGE BALANCED FUND ("Balanced Fund")
     AMERICAN AADVANTAGE GROWTH AND INCOME FUND ("Growth/Income Fund") AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND ("International Fund") Each a series of the AMERICAN AADVANTAGE FUNDS ("AAdvantage Trust")

     AMERICAN AADVANTAGE BALANCED MILEAGE FUND ("Balanced Mileage Fund") AMERICAN AADVANTAGE GROWTH AND INCOME MILEAGE FUND ("Growth/Income Mileage Fund")
     AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND ("International Mileage Fund")
     Each a series of the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust")

              A combined special meeting of the shareholders of the above-referenced funds ("Funds") will be held on March 14, 1996 at 9:00 a.m. Central time at the offices of AMR Investment Services, Inc. ("Manager"), 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Room 6E1D-36, for the purposes set forth below.

              Under a Hub and Spoke(Registered Trademark)1 operating structure, each of the Funds seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust"). As a result, you will be asked to vote twice on each of the following proposals, once to approve that proposal of behalf of the Funds and once to approve that proposal on behalf of the AMR Trust.

     (1) To authorize the AAdvantage Trust and the Mileage Trust, on behalf of the Funds, to vote at a meeting of the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") of the AMR
     Trust:

              (a) To approve or disapprove a new Investment Advisory Agreement between the Manager and Brandywine Asset Management for the Balanced and the Growth and Income Portfolios of the AMR Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

              (b) To approve or disapprove a new Investment Advisory Agreement between the Manager and Boatmen's Trust Company for the Balanced


          1   "Hub  and  Spoke"  is  a  registered  service  mark  of  Signature
     Financial Group, Inc.

              and the Growth and Income Portfolios of the AMR Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

              (c) To approve or disapprove a new Investment Advisory Agreement between the Manager and Rowe Price-Fleming for the International Equity Portfolio of the AMR Trust (International Fund and International Mileage Fund only); and

              (d) To approve or disapprove a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the Portfolios without interest holder approval (Each Fund);

     (2) To approve or disapprove a new Investment Advisory Agreement between the Manager and Brandywine Asset Management on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust and the Mileage Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

     (3) To approve or disapprove a new Investment Advisory Agreement between the Manager and Boatmen's Trust Company on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust and the Mileage Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

     (4) To approve or disapprove a new Investment Advisory Agreement between the Manager and Rowe Price-Fleming on behalf of the International Fund of the AAdvantage Trust and the Mileage Trust (International Fund and International Mileage Fund only);

     (5) To approve or disapprove a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the Funds without shareholder approval (Each Fund); and

     (6) To transact such other business as may properly come before the meeting or any adjournments thereof.

        You will be entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on January 31, 1996. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM(S) IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                               By the order of the Board of Trustees,

                               CLIFFORD  J. ALEXANDER
                               Secretary

     February 16, 1996
     4333 Amon Carter Boulevard
     Fort Worth, Texas  76155

                                YOUR VOTE IS IMPORTANT
                          NO MATTER HOW MANY SHARES YOU OWN

               Please indicate your voting instructions on the enclosed proxy form, date and sign the form, and return the form in the envelope provided. If you sign, date and return the proxy form but give no voting instructions, your shares will be voted "FOR" all proposals noticed above. In order to avoid additional expense to the Funds of further solicitation, management requests your cooperation in mailing in your proxy form promptly. Unless proxies are signed by the appropriate persons, they will not be voted.

                              AMERICAN AADVANTAGE FUNDS
                          AMERICAN AADVANTAGE MILEAGE FUNDS

                             4333 Amon Carter Boulevard
                               Fort Worth, Texas  76155

                                   ________________

                                   PROXY STATEMENT

                       Combined Special Meeting of Shareholders
                             To Be Held on March 14, 1996
                                   ________________


            This  document  is a  proxy  statement for  the  American AAdvantage
     Balanced Fund ("Balanced Fund"), the American AAdvantage Growth and Income Fund ("Growth/Income Fund") and the American AAdvantage International Equity Fund ("International Fund"), which constitute three of the eight separate investment portfolios of the American AAdvantage Funds ("AAdvantage Trust"), as well as the American AAdvantage Balanced Mileage Fund ("Balanced Mileage Fund"), the American AAdvantage Growth and Income Mileage Fund ("Growth/Income Mileage Fund"), and the American AAdvantage International Equity Fund ("International Mileage Fund"), which constitute three of the seven separate investment portfolios of the American AAdvantage Mileage Funds ("Mileage Trust"). Each of these funds are referred to herein collectively as the "Funds," or singularly as a "Fund." This proxy statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the AAdvantage Trust ("AAdvantage Board") and the Board of Trustees of the Mileage Trust ("Mileage Board") to be used at the Combined Special Meeting of Shareholders of the Funds and at any adjournments thereof ("Meeting"), to be held at 9:00 a.m. on Thursday, March 14, 1996, at the offices of AMR Investment Services, Inc. ("Manager"). The Manager serves as manager and administrator to the Funds. Brokers Transaction Services, Inc., located at 7001 Preston Road, Dallas, Texas 75205, serves as underwriter to the AAdvantage Trust and the Mileage Trust. The purpose of the Meeting is set forth in the accompanying Notice.

            The Funds currently seek their investment objectives by investing all of their investable assets in corresponding portfolios of the AMR Investment Services Trust ("AMR Trust") -- the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") -- which have investment objectives identical to the corresponding Funds. At a meeting of interest holders of the Portfolios, each Fund will vote its interest in its corresponding portfolio of the AMR Trust in proportion to the votes cast by that Fund's shareholders at the Meeting. Each Fund will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Because a Fund's votes are proportionate to its percentage interest in its corresponding Portfolio, the majority of a Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted.

            This proxy statement and the accompanying proxy will be mailed to shareholders on or about February 16, 1996. The solicitation of proxies will be made by mail, but also may include telephone or oral communications by employees of the Manager, who will not receive any compensation for such solicitation. Boston Financial Data Services, Inc. has been retained by the Manager solely for the purpose of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $4,000. All expenses incurred in connection with preparing these proxy materials will be borne pro rata by the AAdvantage Trust, the Mileage Trust and the AMR Trust based upon relative net assets.

            A majority of each Fund's shares of beneficial interest outstanding on January 31, 1996 ("Record Date"), represented in person or by proxy, constitutes a quorum and a quorum must be present for the transaction of business with respect to a Fund. If a quorum is present at the meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

            Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present.

            The proxies named in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If you give no voting instructions, your shares will by voted in favor of the proposals described in this proxy statement. The proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the applicable Fund prior to the meeting or by appearing and voting at the meeting.

            As  of  the  Record Date,  there  were  issued  and outstanding  the
     following  number   of  shares  of  each   Fund:  Balanced   Fund,  ______;
     Growth/Income Fund, ______; International Fund, ______; Balanced Mileage Fund, _______; Growth/Income Mileage Fund, ______; and International Mileage Fund, ______. For a list of shareholders who owned of record 5% or more of the shares of a Fund or of the AAdvantage Trust or the Mileage Trust as of the Record Date, see Appendix A.

            Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of the Funds is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE AADVANTAGE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO THE MANAGER AT 4333 AMON CARTER BOULEVARD, MD 5645, FORT WORTH, TEXAS 76155, OR BY CALLING 1-800-423-7526.

            Approval of the proposals outlined below with respect to a Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of that Fund entitled to vote on the particular proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund means the lesser of either (1) the vote of 67% or more of the shares of such Fund present at the meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of such Fund. Approval and implementation of the Proposals with respect to any Fund is not conditioned upon approval of these proposals by the shareholders of any other Fund. Summarized below are the proposals the shareholders of each Fund are being asked to consider:

       Fund                                                               Proposal
       ----                                                               --------

       Balanced Fund                                1.     To approve a new Subadvisory Agreement
       Balanced Mileage Fund                               between the Manager and Brandywine Asset
       (collectively, the "Balanced Funds")                Management.
                                                    2.     To approve a new Subadvisory Agreement
                                                           between the Manager and Boatmen's Trust
                                                           Company.
       Growth/Income Fund                           3.     To permit the Manager to hire new subadvisers
       Growth/Income Mileage Fund                          or to modify Subadvisory Agreements without
       (collectively, the "Growth/Income Funds")           shareholder approval.

       International Fund                           1.     To approve a new Subadvisory Agreement
       International Mileage Fund                          between the Manager and Rowe Price-Fleming.
       (collectively, the "International Funds")    2.     To permit the Manager to hire new subadvisers
                                                           or to modify subadvisory agreements without
                                                           shareholder approval.

     PROPOSALS 1(a) and 2: APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE MANAGER AND BRANDYWINE ASSET MANAGEMENT. [For consideration by shareholders of the Balanced Funds and the Growth/Income Funds only.]

     PROPOSALS 1(b) and 3: APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE MANAGER AND BOATMEN'S TRUST COMPANY. [For consideration by shareholders of the Balanced Funds and the Growth/Income Funds only.]

            The Balanced Funds and the Growth/Income Funds invest all of their investable assets in the Balanced Portfolio and the Growth and Income Portfolio ("Growth/Income Portfolio"), respectively, of the AMR Trust. The investment performance of the Balanced and the Growth/Income Funds directly corresponds with the investment performance of the Balanced and the Growth/Income Portfolios.

            Assets of the Balanced and the Growth/Income Funds currently are allocated by the Manager among five investment advisers: Barrow Hanley Mewhinney and Strauss, Capital Guardian Trust Company, GSB Investment Management, Inc., Hotchkis and Wiley and Independence Investment Associates (collectively, the "Advisers"). The Funds' assets are allocated in this manner to provide diversification and to reduce the possible impact of any one Adviser's sub-par performance on the performance of a Fund. These Funds propose to add two additional advisers: Brandywine Asset Management ("Brandywine") and Boatmen's Trust Company ("Boatmen's"). Approving these additional advisers will give these Funds the flexibility to add or replace an Adviser, should the need arise in the future. The Manager currently does not intend to allocate any of the Portfolios' assets to Boatmen's.

            Each Adviser has discretion to purchase and sell securities for the segment of portfolio assets allocated to it in accordance with each Fund's investment objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the Advisers are subject to general supervision by the Trustees and officers of the Trusts and the Manager, these parties do not evaluate the investment merits of specific securities transactions. The allocation of assets among the Advisers can be changed at any time by the Manager. Allocations will vary based upon a variety of factors, including the overall investment performance of each Adviser, cash flow needs and market conditions. As compensation for its services, each Adviser is paid a fee by the Manager out of the proceeds of the Manager's management fee.

     Consideration by the Boards

            At a meeting held on February 15, 1996, the AAdvantage Board, the Mileage Board and the Board of Trustees of the AMR Trust ("AMR Board") (collectively, the "Boards"), including those Trustees who are not parties to any such agreements or "interested persons", as such term is defined in the 1940 Act, of any such party ("Independent Trustees") of each Trust, evaluated the Manager's proposal to add Brandywine and Boatmen's as subadvisers to the Funds. The Boards then approved, subject to the required shareholder approvals described herein, (1) a new investment advisory agreement between the Manager and Brandywine (the "Brandywine Agreement") and (2) a new investment advisory agreement between the
     Manager and Boatmen's ("Boatmen's Agreement"), on behalf of each of the Balanced Funds, the Growth/Income Funds and the Balanced and Growth/Income Portfolios. The Boards also approved a proposal to present these new agreements to shareholders for their approval.

            In approving the new Brandywine and Boatmen's Agreements, the Boards analyzed the factors they deemed relevant, including the nature, quality and scope of services provided by Brandywine and Boatmen's to investment companies comparable to the Funds. The Boards reviewed the ability of Brandywine and Boatmen's to provide services to the Funds, as well as their personnel, operations, financial condition or any other factor which would affect positively or negatively the provision of those services. The Boards examined the performance of Brandywine and Boatmen's with respect to compliance and regulatory matters. The Boards reviewed Brandywine's and Boatmen's investment performance with respect to accounts deemed comparable to the Balanced and the Growth/Income Funds. The Boards also considered other factors it deemed relevant to Brandywine's and Boatmen's performance as investment advisers.

     Brandywine Asset Management

            Brandywine, with its principal office at _____________, is a professional investment counseling firm founded in ______. As of December 31, 1995, Brandywine had assets under management totaling approximately $___ billion. For a list of investment companies similar to the Balanced and the Growth/Income funds advised by Brandywine, including its rate of compensation, see Appendix B.

            For its services to the Balanced and Growth/Income Portfolios, the Manager will pay Brandywine an annualized fee equal to .225% and .25%, respectively, of the average daily net assets of each Portfolio actually allocated to Brandywine for management. The substitution of Brandywine for one of the Advisers to these Portfolios will not change the Portfolios' or the Funds' current expense ratio.

            Fees paid or accrued to the Advisers by the Manager on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust for the fiscal year ended October 31, 1995 were $_______ and $________, respectively. If the Brandywine Agreement had been in effect during this period, assuming that Brandywine was substituted for one of the existing Advisers, the Manager would have paid $________ and $________, respectively, to the remaining Advisers and Brandywine on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust. These calculations assume that Brandywine and the remaining Advisers managed equal portions of the Funds assets, and that the Advisers received the current blended advisory rate while Brandywine received the fee set forth above. The difference in these amounts is approximately __% and __%, respectively. The Mileage Trust did not begin active operations until November 1, 1995.

            To the extent that the assets of the Balanced Funds and the Growth/Income Funds are invested in a corresponding Portfolio of the AMR Trust, Brandywine will not receive a fee under its Agreements with the Manager on behalf of either the AAdvantage Trust or the Mileage Trust. If the Funds no longer invest their assets in a Portfolio, the Manager, on behalf of the applicable Funds, will pay Brandywine an annualized fee at the same rates as set forth above with respect to any assets that Brandywine manages directly at the Fund level.

            The names, addresses and principal occupations of the principal executive officer and each director or general partner of Brandywine are as follows: [ ]

     Boatmen's Trust Company

            Boatmen's, with its principal office at _____________, is a professional investment counseling firm founded in ______. As of December 31, 1995, Boatmen's had assets under management totaling approximately
     $___ billion. For a list of similar investment companies advised by Boatmen's, including its rate of compensation, see Appendix B.

            For its services to the Balanced Portfolio and the Growth/Income Portfolio, the Manager will pay Boatmen's an annualized fee equal to .25% of the average daily net assets of each Portfolio actually allocated to Boatmen's for management. The substitution of Boatmen's for one of the Advisers to these Portfolios will not change the Portfolios' or the Funds' current expense ratio.

            As noted above, fees paid or accrued to the Advisers by the Manager on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust for the fiscal year ended October 31, 1995 were $_______ and
     $______, respectively. If the Boatmen's Agreement had been in effect during this period, assuming that Boatmen's was substituted for one of the existing Advisers, the Manager would have paid the remaining Advisers and Boatmen's $________ and $________ on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust, respectively. These calculations assume that Boatmen's and the remaining Advisers managed equal portions of the Funds' assets, and that the Advisers received the current blended advisory rate while Boatmen's received the fee set forth above. The difference in these amounts is approximately __% and __%, respectively. The Mileage Trust did not begin active operations until November 1, 1995.

            To the extent that the assets of the Balanced Funds and the Growth/Income Funds are invested in a corresponding portfolio of the AMR

     Trust, Boatmen's will not receive a fee under its Agreements with the Manager on behalf of either the AAdvantage Trust or the Mileage Trust. If the Funds no longer invest their assets in the Portfolios, the Manager, on behalf of the applicable Funds, will pay Boatmen's an annualized fee at the same rate as set forth above with respect to any assets that Boatmen's manages directly at the Fund level.

            The names, addresses and principal occupations of the principal executive officer and each director or general partner of Boatmen's are as follows: [ ]

     Terms of the New Advisory Agreements

            Each new Agreement, if approved by shareholders, will become effective on or about March ___, 1996 and will continue in effect for an initial term of two years and thereafter from year to year, subject to approval annually by the Boards, including a majority of the Independent Trustees of each Board, or by the vote of the holders of a majority of the outstanding shares of the a Fund, or by the holders of a majority of the outstanding interests of a Portfolio, as applicable.

            Because a Fund's votes are proportionate to its percentage interest in its corresponding Portfolio, the majority of a Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. Thus, if a majority of interest holders of a Portfolio approve the new Agreements, but a Fund investing in the Portfolio does not, the Agreements will go into effect for the Portfolio and therefore for that Fund. However, should a Fund which has not approved the new Agreement withdraw its investment in the corresponding Portfolio, after withdrawal it will allocate its assets only to the Advisers approved by shareholders of that Fund.

            The Agreements do not protect Brandywine or Boatmen's against any liability to the Funds, the Portfolios or to their shareholders/interest holders to which they might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of their obligations under the proposed Agreements. The Agreements automatically terminate upon assignment, and may be terminated without penalty at any time by the Manager, upon not less than thirty days nor more than sixty days' written notice, by vote of a majority of the Boards or by vote of the holders of a majority of the outstanding shares of the Funds or by a majority of the interest holders of the Portfolios, as applicable. Brandywine and Boatmen's also may terminate their Agreement without penalty upon sixty days' written notice to the AMR Trust.

                THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE "FOR"
                           PROPOSALS 1(a), 1(b), 2 AND 3.

     PROPOSALS  1(c) and  4:    APPROVAL  OR  DISAPPROVAL OF  A  NEW  INVESTMENT
     ADVISORY  AGREEMENT  BETWEEN  THE MANAGER  AND  ROWE  PRICE-FLEMING.   [For
     consideration by shareholders of the International Funds only.]

            The International Funds invest all of their investable assets in the International Equity Portfolio ("International Portfolio") of the AMR Trust. The investment performance of the International Funds directly
     corresponds   with  the   investment  performance   of  the   International
     Portfolio.

            Assets of the International Portfolio currently are allocated by the Manager between three investment advisers: Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel (collectively, the "International Advisers"). The International Portfolio's assets are allocated in this manner to provide diversification and to reduce the possible impact of any one adviser's sub-par performance on the performance of the Portfolio. The International Funds propose to add a fourth adviser, Rowe Price-Fleming ("Fleming"), to give the Funds the flexibility to add or replace an existing International Adviser, should the need arise in the future. The Manager does not currently intend to allocate any assets of the International Portfolio to Fleming.

            Each International Adviser has discretion to purchase and sell securities for its segment of the International Portfolio's assets in accordance with the Portfolio s objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the International Advisers are subject to general supervision by the Trustees and the officers of the Trusts and the Manager, these parties do not evaluate the investment merits of specific securities transactions. The allocation of assets among the International Advisers can be changed at any time by the Manager. Allocations will vary based upon a variety of factors, including the overall investment performance of each adviser, the International Portfolio's cash flow needs and market conditions. As compensation for its services, each International Adviser is paid a fee by the Manager out of the proceeds of the Manager's management fee.

     Consideration by the Boards

            At a meeting held on February 15, 1996, the Boards, including the Independent Trustees of each Trust, approved, subject to the required shareholder approval described herein, a new investment advisory agreement between the Manager and Fleming (the "Fleming Agreement") on behalf of each of the International Funds and the International Portfolio. The Boards also adopted a proposal to present the Fleming Agreement to shareholders for their approval.

            In approving the Fleming Agreement, the Boards analyzed the factors they deemed relevant, including the nature, quality and scope of services provided by Fleming to investment companies comparable to the International Portfolio. The Boards reviewed the ability of Fleming to provide its services to the International Portfolio, as well as its personnel, operation, financial condition or any other factor which would affect positively or negatively the providing of those services. The Boards also examined the performance of Fleming with respect to compliance and regulatory matters. The Boards also reviewed Fleming's investment performance with respect to accounts deemed comparable to the International Portfolio. The Boards considered other factors it deemed relevant to Fleming's performance as an investment adviser.

     Rowe Price-Fleming

            Fleming, with its principal office at _____________, is a professional investment counseling firm founded in ______. As of December 31, 1995, Fleming had assets under management totaling approximately $___ billion. For a list of investment companies similar to the International Portfolio advised by Fleming, including Fleming's rate of compensation, see Appendix B.

            For its services to the International Portfolio, the Manager will pay Fleming an annualized fee equal to 0.50% of the first $500 million in assets and 0.40% thereafter of the Portfolio's average daily net assets actually allocated to Fleming, if such assets are greater than $200 million. If assets managed by Fleming are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When asset levels are between $184 million and $200 million, Fleming pays a sliding credit to adjust for the difference between the two fee schedules. Solely for the purpose of determining the applicable percentage rates when calculating Fleming's fees, there are included any other assets or trust assets of American Airlines, Inc. which also are under management by Fleming. The inclusion of such assets can result in lower overall fee rates being applied to the International Portfolio and therefore to the Funds.

            The following tables reflect the anticipated effect of these proposals on the operating expenses of the International Funds, based on the expenses of the International Funds and the International Portfolio as of October 31, 1995. Current "Management Fees" include the actual amount of fees paid by the International Portfolio and the Funds during the past fiscal year. Proposed "Management Fees" restate such information using the fee schedule that would have been applicable if the Fleming Agreement had been in effect during the past fiscal year, assuming that each of the International Advisers and Fleming managed equal portions of the Funds' assets and assuming that the International Advisers received the current blended advisory rate while Brandywine received the fee set forth above.

     Actual Expenses

                                            International Fund                                                     International
                                                                                                                   Mileage Fund
                                            -------------------------------------------------------------------


                                                                    - 9 -






                                                 Institutional Class          PlanAhead Class          AMR Class
                                                 -------------------          ---------------          ---------
      Management Fees                                   0.43%                      0.43%                 0.43%              0.43%
      12b-1 Fees                                        0.00                        0.00                 0.00              0.00(1)
      Other Expenses                                    0.40                        0.80                 0.11              1.04(2)
                                                        ====                        ====                 ====              =======
      Total Operating Expenses                          0.83%                      1.23%                 0.54%            1.47%(3)
                                                        -----                      -----                 -----            --------
     Pro Forma Expenses

                                  International Fund                                                     International
                                                                                                         Mileage Fund
                                  -------------------------------------------------------------------
                                       Institutional Class           PlanAhead Class        AMR Class
                                       -------------------           ---------------        ---------
      Management Fees                         0.46%                       0.46%               0.46%              0.46%
      12b-1 Fees                              0.00                        0.00                 0.00             0.00(1)
      Other Expenses                          0.40                        0.80                 0.11             1.04(2)
                                              ====                        ====                 ====             =======
      Total Operating Expenses                0.86%                       1.26%               0.57%            1.50%(3)
                                              -----                       -----               -----            --------


     (1) Absent fee waivers, "12b-1 Fees" for the International Mileage Fund would be 0.25%.

     (2)    "Other  Expenses"   before  fee  waivers   and  reimbursements   are
     estimated to be 1.13% for the International Fund.

     (3) "Total Operating Expenses" before fee waivers and reimbursements are estimated to be 1.61% and 1.64%, respectively, for the International Mileage Fund.

     The following illustrates the expenses on a $1,000 investment under the existing and proposed expenses and fees listed above, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                           Existing Fee                                Proposed Fee
                                           ------------                                ------------
                               1 Year    3 Years    5 Years   10 Yrs.   1 Year    3 Years   5 Years    10 Yrs.
                               ------      -----    -------   -------   ------    -------   -------    -------
      International Fund
        Institutional Class        $8        $26        $46      $103       $9        $27       $48       $106
        PlanAhead Class            13         39         68       149       13         40        69        152
        AMR Class                   6         17         30        68        6         18        32         71


                                                                    - 10 -






      International Mileage
      Fund                         15         46         80       176       15         47        82        179


            The assumption in this example of a 5% annual return is required by regulations of the Securities and Exchange Commission ("SEC"). THE INFORMATION IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

            Fees paid or accrued to the International Advisers by the Manager on behalf of the International Fund of the AAdvantage Trust for the fiscal year ended October 31, 1995 were $_______. Ifthe Fleming Agreement had been in effect during this period, assuming that each of the International Advisers and Fleming managed equal portions of the International Fund's assets and also assuming that the International Advisers received the current blended advisory rate while Fleming received the fee set forth above, the Manager would have paid the International Advisers and Fleming $____________ on behalf of the International Fund of the AAdvantage Trust. The difference in these amounts is approximately __%. The Mileage Trust did not begin active operations until November 1, 1995.

            To the extent that the assets of the International Funds are invested in the International Portfolio, Fleming will not receive a fee under its Agreements with the Manager on behalf of either the AAdvantage Trust or the Mileage Trust. If the International Funds no longer invest their assets in the International Portfolio, the Manager will pay Fleming an annualized fee as set forth above with respect to any assets that Fleming manages directly at the Fund level.

            The names, addresses and principal occupations of the principal executive officer and each director or general partner of Fleming are as
     follows: [      ]

     Terms of the Fleming Agreement

            The Fleming Agreement, if approved by shareholders, will become effective on or about March __, 1996 and will continue in effect for an initial term of two years and thereafter from year to year, subject to approval annually by the Boards, including approval by a majority of the Independent Trustees of each Board, or by a vote of a majority of the outstanding shares of each of the International Funds, or by the holders of a majority of the outstanding interests of the International Portfolio, as applicable.

            Because each International Fund's votes are proportionate to its percentage interest in the International Portfolio, the majority of the Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of one of the Funds had voted. Thus, if a majority of interest holders of the International

     Portfolio approve the new Fleming Agreement, but an International Fund does not, the Agreement will go into effect for the Portfolio and therefore for that Fund. However, should a Fund which has not approved the new Fleming Agreement withdraw its investment in the International Portfolio, after withdrawal it will allocate its assets only to the International Advisers approved by shareholders of that Fund.

            The  Fleming   Agreement  does  not  protect   Fleming  against  any
     liability to the International Funds, the International Portfolio or to its shareholders/interest holders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the proposed agreement. The Fleming Agreement automatically terminates upon its assignment, and may be terminated without penalty at any time by the Manager, upon not less than thirty days nor more than sixty days' written notice, by vote of a majority of the Trustees of the Boards or by vote of a majority of the outstanding securities of each International Fund or by a majority of the interest holders of the International Portfolio. Fleming also may terminate the agreement without penalty upon sixty days' written notice.

            THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                  PROPOSALS 1(c) AND 4.



     PROPOSALS 1(d) and 5: APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE MANAGER TO HIRE SUBADVISERS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL. [For consideration by shareholders of all Funds.]

            Section 15(a) of the 1940 Act and Rule 18f-2 thereunder require that the shareholders of a Fund and interest holders of a Portfolio approve that Fund's or Portfolio's subadvisory agreements and any amendments thereto. The Funds and the Portfolios have filed an exemptive application with the SEC requesting an order exempting them from these provisions ("SEC Order"). This SEC Order would permit the Funds and Portfolios, which utilize a multi-manager approach to portfolio investing, to hire new subadvisers, rehire existing subadvisers whose agreements have been assigned (and, thus, automatically terminated) and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Funds would have greater flexibility in choosing managers and they would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. The exemptive application was authorized for filing by the Boards, including the Independent Trustees of each Board, on November 15, 1995 and was filed with the SEC on January 29, 1996. In their exemptive application, the Funds and the Portfolios agreed to be subject to the following conditions:

       (1) The SEC Order will apply solely to the subadvisory agreements between the Manager and the subadvisers and not to the Management Agreement between the Manager and the Funds or the Portfolios.

       (2) Before a Fund or Portfolio may rely on the SEC Order, its implementation must be approved by a majority of the Fund's outstanding voting securities or by a majority of the Portfolio's interest holders. With respect to new mutual funds organized by the Manager, proper disclosure regarding the SEC Order will be made in the new funds' prospectuses.

       (3) Any Fund relying upon the SEC Order will disclose in its prospectus the existence, substance and effect of the Order.

       (4) The Manager will continue to provide management and administrative services to the Funds and Portfolios, and, subject to review and approval of the Boards will: (a) set the Funds' and the Portfolios' overall investment strategies; (b) select subadvisers; (c) allocate portfolio assets among subadvisers; (d) monitor and evaluate the investment performance of the subadvisers, including their compliance with the investment objective, policies and restrictions of the Funds and the Portfolios; and (e) manage short-term investments of the Funds or Portfolios except that the International Advisers, and not the Manager, will manage short-term investments for the International Funds and the International Portfolio.

       (5) A majority of the Boards will be Independent Trustees, and the nomination of new or additional Independent Trustees will be left to the discretion of the then existing Independent Trustees.

       (6) No Trust will enter into any subadvisory agreement with a subadviser that is an "affiliated person," as defined in Section
            2(a)(3) of the 1940 Act, of the Funds, the Portfolios, or the Manager, other than by reason of serving as a subadviser to one or more of the Funds or the Portfolios, without such agreement (including the compensation to be paid thereunder) being approved by the shareholders of the applicable Fund and/or Portfolio.

       (7) No trustee or officer of a Trust or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such trustee or officer) any interest in a subadviser except for: (a) ownership of interests in the Manager or any entity that controls, or is controlled by, or under common control with, the Manager; or (b) ownership of less than 1% of the outstanding securities of any class or equity or debt securities of any publicly traded company that either a subadviser controls, is controlled by, or is under common control with, a subadviser.

       (8) Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change in a subadvisory agreement, the affected Fund and Portfolio will furnish their shareholders all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Fund's or Portfolio's subadvisory agreement. The Fund and Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of a subadviser or the implementation of any material change to the terms of a subadvisory agreement, with an information statement meeting the requirements of the federal proxy rules.

            Thus, in accordance with condition (2), shareholder and interest holder approval of this proposed new arrangement is being sought. Even if shareholders of the Funds or interest holders of the Portfolios approve reliance on the SEC Order, this proposal will not be implemented unless the SEC Order is granted. There is no assurance that such an Order will be granted. In addition, the SEC Order could be granted subject to different conditions than those set forth above. If the SEC Order is granted, any new subadvisers added to the Funds and Portfolios or any change in a subadvisory agreement will still require Trustee approval. In order to approve new subadvisers, the Boards will analyze the factors they deem relevant, including the nature, quality and scope of services provided by a subadviser to investment companies comparable to the Funds. The Boards will review the ability of the subadviser to provide its services to the Funds, as well as its personnel, operation, financial condition or any other factor which would affect the provision of those services. The Boards will examine the performance of the subadviser with respect to compliance and regulatory matters over the past fiscal year. The Boards will review the subadviser's investment performance with respect to accounts deemed comparable. Finally, the Boards will consider other factors deemed relevant to the subadviser's performance as an investment adviser. The Boards believe that this review process provides adequate shareholder protection in the selection of subadvisers.

            Because the Funds' votes are proportionate to their percentage interest in their corresponding Portfolio, the majority of a Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of one of the Funds had voted. Thus, if a majority of interest holders of a Portfolio approve reliance upon the SEC Order, but a Fund investing in the Portfolio does not, the Portfolio may rely upon the SEC Order, thereby affecting the management of the underlying Fund. However, should a Fund that has not approved reliance upon the SEC Order withdraw its investment in its corresponding Portfolio, after withdrawal that Fund will allocate its assets only among the subadvisers whose most recent investment advisory agreement has been approved by its shareholders.

            THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                  "FOR" PROPOSALS 1(d) AND 5.

     PORTFOLIO INFORMATION

            For the fiscal year ended October 31, 1995, the International Fund paid brokerage commissions of $18,937 to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, an adviser to the International Funds. During that same period, the Balanced Fund paid $18 in brokerage commissions to Sutro & Company, an affiliate of Independence Investment Advisers, an adviser to the Balanced Fund. These amounts represented 4% of the International Fund's and 0.005% of the Balanced Fund's aggregate brokerage commissions paid during the most recent fiscal year.


     SHAREHOLDER PROPOSALS

            As a general matter, the Trusts do not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Trusts at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155. In addition, each of the AAdvantage Trust and the Mileage Trust is required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.

     OTHER BUSINESS

            Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

                  By order of the Board of Trustees,

                  CLIFFORD J. ALEXANDER
                  Secretary



     February 16, 1996



                  It is important that you execute and return
                      your Proxy Card(s) promptly.

                                                                      APPENDIX A



                                  [5% Shareholders]

                                                                      APPENDIX B


            [List of investment companies with investment objectives similar to the Funds advised by Brandywine, Boatmen's and Fleming, including their assets and the subadviser's rate of compensation (note fee waivers, if any).]

                                        PROXY

                              AMERICAN AADVANTAGE FUNDS

                          American AAdvantage Balanced Fund
                      American AAdvantage Growth and Income Fund
                    American AAdvantage International Equity Fund

                       Combined Special Meeting of Shareholders
                                    March 14, 1996

              The  undersigned  hereby appoints  as  proxies  William  F. Quinn,
     Barry Y. Greenberg and Janice B. Schwarz, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of each of the above-referenced funds ("Funds") held of record by the undersigned on January 31, 1996, at the meeting of shareholders to be held on March 14, 1996, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

              The  undersigned  hereby   acknowledges  receipt   of  the   Proxy
     Statement prepared on behalf of the Board of Trustees with respect to the matter designated below.

     If you are a shareholder in the PlanAhead Class, please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services, Inc. at Proxy Services, P.O. Box 9261, Boston, MA 02205-8524 for the PlanAhead Class.

     If you are a shareholder in the Institutional or AMR Class, please date and sign this proxy and return it in the enclosed postage-paid envelope to Janice B. Schwarz of AMR Investment Services, Inc., at P.O. Box 619003, DFW Airport, Texas 75261-9003

     Please indicate your vote by an "X" in the appropriate box below.

     1. To authorize the American AAdvantage Funds, on behalf of the Funds, to vote at a meeting of the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") of the AMR Investment Services Trust ("AMR Trust") to:

              (a) Approve a new Investment Advisory Agreement between the Manager and Brandywine Asset Management for the Balanced
              Portfolio and the Growth and Income Portfolio of the AMR Trust (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund only).

                      FOR  ______      AGAINST  _______          ABSTAIN  ______

              (b) Approve a new Investment Advisory Agreement between the Manager and Boatmen's Trust Company for the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund only).

                      FOR  _______     AGAINST  _______          ABSTAIN  ______

              (c) Approve a new Investment Advisory Agreement between the Manager and Rowe Price-Fleming for the International Equity Portfolio of the AMR Trust (American AAdvantage International Equity Fund only).

                      FOR  _______     AGAINST  _______          ABSTAIN  ______

              (d)    Approve  a  proposal to  permit  the  Manager  to hire  new subadvisers or modify the subadvisory agreements of the Portfolios of the AMR Trust without interest holder approval (Each Fund);

                      FOR  _______           AGAINST  _______    ABSTAIN  ______

     2. Approve a new Investment Advisory Agreement between the Manager and Brandywine Asset Management on behalf of the American AAdvantage Balanced Fund and the American AAdvantage Growth and Income Fund (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund
     only).

              FOR  _______     AGAINST  _______         ABSTAIN  ______


     3. Approve a new Investment Advisory Agreement between the Manager and Boatmen's Trust Company on behalf of the American AAdvantage Balanced Fund and the American AAdvantage Growth and Income Fund (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund only).

              FOR  _______     AGAINST  _______         ABSTAIN  ______


     4. Approve a new Investment Advisory Agreement between the Manager and Rowe Price-Fleming on behalf of the American AAdvantage International Equity Fund (American AAdvantage International Equity Fund only);


              FOR  _______     AGAINST  _______         ABSTAIN  ______


     5. Approve a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the American AAdvantage Balanced

     Fund, the American AAdvantage Growth and Income Fund and the American AAdvantage International Equity Fund without shareholder approval (Each
     Fund).

              FOR  _______     AGAINST  _______         ABSTAIN  ______


     ___________________________       ____________________________
     Signature                                  Title

     ____________________________      ____________________________
     Signature (if held jointly)       Dated